UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 16, 2025

Morgan Stanley Direct Lending Fund
(Exact name of Registrant as specified in its charter)

Delaware	814-01332	84-2009506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1585 Broadway, New York,
NY
10019
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (212)
761-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communions pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MSDL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.
☐  Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On June 16, 2025, Morgan Stanley Direct Lending Fund (the “Company”) redeemed $275,000,000 in aggregate principal amount of the issued and outstanding 7.55% Series A Senior Notes due 2025 (the “Notes”), pursuant to the Master Note Purchase Agreement, dated as of September 13, 2022, by and between the Company and the noteholders
. The Notes were redeemed at 100% of their principal amount, plus the accrued and unpaid interest thereon, through, but excluding, the Redemption Date.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Morgan Stanley Direct Lending Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY DIRECT LENDING FUND

Date: June 16, 2025	By:	/s/ David Pessah
David Pessah
Chief Financial Officer